SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 11, 2000


                          BAY VIEW CAPITAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




    DELAWARE                     0-17901                   94-3078031
--------------------------------------------------------------------------------
(State or other          (Commission File Number)         (IRS Employer
jurisdiction of                                          Identification
incorporation)                                                No.)




1840 GATEWAY DRIVE, SAN MATEO, CALIFORNIA                   94404
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (650) 573-7300



                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.

     On September 11, 2000, Bay View Capital Corporation issued the press release attached as Exhibit 99.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          99   Press release dated September 11, 2000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BAY VIEW CAPITAL CORPORATION



Date: September 12, 2000                  By: /s/ Douglas J. Wallis
                ---                           -----------------------------
                                              Douglas J. Wallis
                                              Executive Vice President,
                                               General Counsel and Secretary

                                  EXHIBIT INDEX




Exhibit No.                                      Description

    (99)                            Press Release dated September 11, 2000.